UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2010
Neurologix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13347	06-1582875

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Fort Lee, New Jersey	07024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 592-6451

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On November 12, 2010, Neurologix, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2010. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
99.1	Press release of Neurologix, Inc. dated November 12, 2010 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neurologix, Inc.
By:	/s/ Marc L. Panoff
Name:	Marc L. Panoff
Title:	Chief Financial Officer, Secretary, Treasurer
Date: November 12, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Neurologix, Inc. dated November 12, 2010.